UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 28, 2015

HK Graphene Technology Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-1380412	20-5308449
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 E. Colorado Boulevard, Suite 888,
Pasadena, CA 91101
(Address of Principal Executive Offices)

(626) 683-9120
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Agreements of Certain Officers.

Departure of Director

On September 28, 2015, Dr. Yunfeng Lu resigned as a member of the Board of Directors (the “Board”) of HK Graphene Technology Corporation, a Nevada corporation (the “Company”), effective immediately.  There are no disagreements between Dr. Lu and the Company, the Company’s management or the Board.  A copy of Dr. Yunfeng’s resignation letter is attached hereto as Exhibit 99.1.

Item 9.01

Exhibits

The following exhibit is furnished as part of this Form 8-K:

Exhibit 99.1 Resignation Letter of Dr. Yunfeng Lu, dated September 28, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HK Graphene Technology Corporation

Date: September 30, 2015	/s/ Jianguo Xu
Jianguo Xu President, Chief Executive Officer and Treasurer